UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 East Grauwyler Road Irving, Texas	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	XELA	The Nasdaq Stock Market LLC
6.00% Series B Cumulative Convertible Perpetual Preferred Stock, par value $0.0001 per share	XELAP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Additional Delinquency Notice

As previously disclosed in the Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on August 14, 2023 by Exela Technologies, Inc. (the “Company”), on August 11, 2023, the Company received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under Nasdaq Listing Rule 5250(c)(1) (the “Periodic Reports Rule”) as a result of its failure to timely file its Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 2023 (the “First Form 10-Q”).

On November 13, 2023, the Company received a notice (the “Additional Delinquency Notice”) from Nasdaq indicating that, as a result of an additional delinquency in the timely filing of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Second Form 10-Q”), as well as not having timely filed the First Form 10-Q (together with the Second Form 10-Q, the “Periodic Reports”), the Company remains out of compliance with the Period Reports Rule which requires timely filing of all required periodic financial reports with the Commission.

As a result of this additional delinquency (i) any additional exceptions from Nasdaq to allow the Company to regain compliance with the Periodic Reports, will be limited to a maximum of 180 calendar days from the due date of the First Form 10-Q, or February 5, 2024, and (ii) the Company must submit an update to its original plan to regain compliance with respect to the Periodic Reports Rule, including the Company’s plans to file the Second Form 10-Q, by no later than November 27, 2023. There can be no assurance that Nasdaq will accept the Company’s updated plan to regain compliance or that the Company will be successful in implementing its plan to regain compliance with the Periodic Reports Rule, by filing all the Periodic Reports with the Commission, on or before February 5, 2024. The Company anticipates filing the First Form 10-Q on or before November 27, 2023, and intends to file the Second Form 10-Q as soon as reasonably practicable.

The Additional Delinquency Notice has no immediate impact on the listing or trading of the Company’s securities on the Nasdaq exchange. If the Company fails to timely regain compliance with the Periodic Reports Rule, the securities of the Company may be subject to delisting from Nasdaq. If the Company fails to file the Periodic Reports with the Commission by February 5, 2024, Nasdaq will provide a written notification to the Company that its securities will be delisted. At that time, the Company may appeal the Nasdaq staff’s determination to a Hearings Panel under Nasdaq Listing Rule 5815.

MVLS Notice

On November 13, 2023, the Company also received an anticipated notice (the “MVLS Notice”) from Nasdaq notifying the Company that it is not in compliance with Nasdaq Listing Rule 5550(b)(2) (the “MVLS Rule”) because, for the last 30 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) was below the minimum requirement of $35 million. In the MVLS Notice, Nasdaq indicated that the Company has 180 calendar days from the date of the MVLS Notice (or until May 13, 2024) to regain compliance with the MVLS Rule. The Company will regain compliance if at any time before May 13, 2024, the Company’s MVLS closes at or above $35 million for a minimum of ten consecutive business days.

The MVLS Notice has no immediate impact on the listing or trading of the Company’s securities on the Nasdaq exchange. If the Company fails to timely regain compliance with the MVLS Rule, the securities of the Company may be subject to delisting from Nasdaq. If the Company fails to satisfy the MVLS Rule by May 13, 2024, Nasdaq will provide a written notification to the Company that its securities will be delisted. At that time, the Company may appeal the Nasdaq staff’s determination to a Hearings Panel under Nasdaq Listing Rule 5815.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on November 17, 2023 disclosing the Company’s receipt of the Additional Delinquency Notice. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information furnished in this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description

99.1	Press Release issued on November 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Information Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, estimated or anticipated future results and benefits, future opportunities for Exela, and other statements that are not historical facts. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties, including without limitation those discussed under the heading “Risk Factors” in Exela's Annual Report and other securities filings. In addition, forward-looking statements provide Exela's expectations, plans or forecasts of future events and views as of the date of this communication. Exela anticipates that subsequent events and developments will cause Exela's assessments to change. These forward-looking statements should not be relied upon as representing Exela's assessments as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2023

EXELA TECHNOLOGIES, INC.

By:	/s/ Laura Weinblum
Laura Weinblum
Acting Secretary